OTHER INTANGIBLE ASSETS, NET (Schedule of Estimated Amortization Expenses) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortization and impairment expenses, continuing operations	$ 2,172	$ 3,319	$ 2,753
Amortization and impairment expenses, discontinued operations	349
2013	751
2014	465
2015	427
2016	376
2017	223
Amortized cost	$ 2,242	$ 3,030